Finance of America Companies Inc. and Subsidiaries Unaudited Pro Forma Condensed Consolidated Financial Statements (In thousands, except share data)
Exhibit 99.2
On December 6, 2022, Finance of America Companies Inc. (the "Company") entered into an asset purchase agreement to acquire, through Finance of America Reverse LLC, an indirect subsidiary of the Company, a substantial majority of the assets and certain liabilities of American Advisors Group (now known as Bloom Retirement Holdings Inc., "AAG/Bloom"). Also on December 6, 2022, concurrently with the execution of the asset purchase agreement, Finance of America Reverse LLC entered into a Servicing Rights Purchase and Sale Agreement (the "MSR Purchase Agreement") and a Loan Sale Agreement (the "Mortgage Loan Purchase Agreement" and the transactions contemplated thereby, collectively with the transactions contemplated by the asset purchase agreement, MSR Purchase Agreement and subsequent amendments, the "AAG Transaction") with AAG/Bloom. The AAG Transaction closed on March 31, 2023, and was previously disclosed by the Company on a Form 8-K filed with the Securities and Exchange Commission (the "SEC") on April 3, 2023. The original unaudited pro forma condensed consolidated financial information giving effect to the AAG Transaction was filed with the SEC on June 14, 2023, on Form 8-K/A (Amendment No. 1), Exhibit 99.2, for the three months ended March 31, 2023 and the year ended December 31, 2022. As the previously filed unaudited pro forma does not fully reflect all publicly disclosed changes made to the historical financial statements, the Company is filing this Exhibit to be included on Form 8-K, to reflect the unaudited pro forma condensed consolidated financial information based on its recast financials for the year ended December 31, 2022 and the additional period for the six months ended June 30, 2023.

The AAG Transaction constituted a significant acquisition for the Company and, as a result, the following unaudited pro forma condensed consolidated statements of operations for the six months ended June 30, 2023 and the year ended December 31, 2022 are presented as if the AAG Transaction had been completed on January 1, 2022. The unaudited pro forma condensed consolidated balance sheet as of June 30, 2023 is not presented, as the AAG Transaction had been completed as of March 31, 2023 and the impact of the transaction was reflected in the Company's condensed consolidated statement of financial condition as of June 30, 2023, included in the Company's Quarterly Report on Form 10-Q for the six months ended June 30, 2023, filed with the SEC on August 9, 2023.

The unaudited pro forma condensed consolidated financial statements are based on the historical financial statements prepared in accordance with U.S. generally accepted accounting principles and are presented based on information currently available. They are intended for informational and illustrative purposes only and are not intended to represent the Company’s results of operations had the AAG Transaction and related events occurred on the dates indicated or to project the Company’s financial performance for any future period. The unaudited pro forma condensed consolidated financial statements do not include adjustments to reflect any potential synergies or dis-synergies that may result from the AAG Transaction. The pro forma adjustments are based on available information and certain assumptions that management believes are reasonable under the circumstances and are presented for informational purposes only.

The historical columns in the unaudited pro forma condensed consolidated financial statements reflect the Company’s and AAG/Bloom's historical financial statements for the periods presented and do not reflect any adjustments related to the AAG Transaction and related events.

The unaudited pro forma condensed consolidated financial statements have been prepared in accordance with Article 11 of the SEC's Regulation S-X and should be read in conjunction with the following: (i) the accompanying notes to the unaudited pro forma condensed consolidated financial statements; (ii) the audited consolidated financial statements and accompanying notes and “Management’s Discussion and Analysis of Financial Condition and Results of Operations” included in the recast financials for the year ended December 31, 2022, filed in Exhibit 99.1 to the Company’s Current Report on Form 8-K; and (iii) the unaudited condensed consolidated financial statements and accompanying notes and “Management’s Discussion and Analysis of Financial Condition and Results of Operations” included in the Company’s Quarterly Report on Form 10-Q for the three months and six months ended June 30, 2023.

Finance of America Companies Inc. and Subsidiaries Unaudited Pro Forma Condensed Consolidated Financial Statements (In thousands, except share data)
Exhibit 99.2

	For the six months ended June 30, 2023
	Finance of America Companies Inc. and Subsidiaries as Reported	American Advisors Group Historical	Adjustments (Note 2)		Finance of America Companies Inc. and Subsidiaries Pro Forma
REVENUES
Loss on sale and other income from loans held for sale, net	$(16,480)	$(774)	$—		$(17,254)
Net fair value gains on loans and related obligations	83,261	17,567	6,417	(a)	107,245
Fee income	20,176	7,108	—		27,284
Net interest income (expense):
Interest income	5,291	85,862	(85,862)	(a)	5,291
Interest expense	(63,290)	(83,301)	79,475	(a)	(67,116)
Net interest income (expense)	(57,999)	2,561	(6,387)		(61,825)
TOTAL REVENUES	28,958	26,462	30		55,450

EXPENSES
Salaries, benefits, and related expenses	91,912	19,417	(1,903)	(b)	109,426
Occupancy, equipment rentals, and other office related expenses	4,463	—	657	(c)	5,120
Marketing expense	—	8,111	(8,111)	(c)	—
Other operating expense	—	2,880	(2,880)	(c)	—
Depreciation and amortization expense	—	1,279	(1,279)	(c)	—
General and administrative expenses	97,407	—	11,565	(c)	108,972
TOTAL EXPENSES	193,782	31,687	(1,951)		223,518
OTHER, NET	(1,001)	—	—		(1,001)
NET LOSS FROM CONTINUING OPERATIONS BEFORE INCOME TAXES	(165,825)	(5,225)	1,981		(169,069)
Benefit for income taxes from continuing operations	(683)	(740)	727	(d)	(696)
NET LOSS FROM CONTINUING OPERATIONS	(165,142)	(4,485)	1,254		(168,373)
NET LOSS FROM DISCONTINUED OPERATIONS	(42,747)	—	—		(42,747)
NET LOSS	(207,889)	(4,485)	1,254		(211,120)
Net loss attributable to noncontrolling interest from continuing operations	(104,250)	—	(307)	(e)	(104,557)
Net loss attributable to noncontrolling interest from discontinued operations	(27,553)	—	(1,078)	(e)	(28,631)
NET LOSS FROM CONTINUING OPERATIONS ATTRIBUTABLE TO CONTROLLING INTEREST	(60,892)	(4,485)	1,561		(63,816)
NET LOSS FROM DISCONTINUED OPERATIONS ATTRIBUTABLE TO CONTROLLING INTEREST	(15,194)	—	1,078		(14,116)
NET LOSS ATTRIBUTABLE TO CONTROLLING INTEREST	$(76,086)	$(4,485)	$2,639		$(77,932)

Finance of America Companies Inc. and Subsidiaries Unaudited Pro Forma Condensed Consolidated Financial Statements (In thousands, except share data)
Exhibit 99.2

	For the six months ended June 30, 2023
	Finance of America Companies Inc. and Subsidiaries as Reported	American Advisors Group Historical	Adjustments (Note 2)		Finance of America Companies Inc. and Subsidiaries Pro Forma
EARNINGS PER SHARE
Basic weighted average shares outstanding	75,777,975				75,777,975
Basic net loss per share from continuing operations	$(0.80)				$(0.84)
Basic net loss per share	$(1.00)				$(1.03)
Diluted weighted average shares outstanding	75,777,975		—	(f)	75,777,975
Diluted net loss per share from continuing operations	$(0.80)				$(0.84)
Diluted net loss per share	$(1.00)				$(1.03)

Finance of America Companies Inc. and Subsidiaries Unaudited Pro Forma Condensed Consolidated Financial Statements (In thousands, except share data)
Exhibit 99.2

	For the year ended December 31, 2022
	Finance of America Companies Inc. and Subsidiaries as Reported	American Advisors Group as Reported	Adjustments (Note 3)		Finance of America Companies Inc. and Subsidiaries Pro Forma
REVENUES
Gain (loss) on sale and other income from loans held for sale, net	$(5,931)	$13,274	$—		$7,343
Net fair value gains on loans and related obligations	89,489	123,997	26,831	(a)	240,317
Fee income	81,815	44,976	—		126,791
Net interest income (expense):
Interest income	6,038	174,240	(174,240)	(a)	6,038
Interest expense	(118,649)	(167,641)	147,461	(a)	(138,829)
Net interest income (expense)	(112,611)	6,599	(26,779)		(132,791)
TOTAL REVENUES	52,762	188,846	52		241,660

EXPENSES
Salaries, benefits, and related expenses	206,943	162,633	(2,917)	(b)	366,659
Occupancy, equipment rentals, and other office related expenses	7,115	—	4,099	(c)	11,214
Marketing expense	—	62,430	(62,430)	(c)	—
Other operating expense	—	71,678	(71,678)	(c)	—
Depreciation and amortization expense	—	6,487	(6,487)	(c)	—
General and administrative expenses	204,168	—	120,153	(c),(d)	324,321
TOTAL EXPENSES	418,226	303,228	(19,260)		702,194
IMPAIRMENT OF INTANGIBLES AND OTHER ASSETS	(9,528)	—	—		(9,528)
OTHER, NET	31,992	3,514	(2,983)	(e)	32,523
NET LOSS FROM CONTINUING OPERATIONS BEFORE INCOME TAXES	(343,000)	(110,868)	16,329		(437,539)
Benefit for income taxes from continuing operations	(17,132)	(11,930)	11,930	(f)	(17,132)
NET LOSS FROM CONTINUING OPERATIONS	(325,868)	(98,938)	4,399		(420,407)
NET LOSS FROM DISCONTINUED OPERATIONS	(389,660)	—	—		(389,660)
NET LOSS	(715,528)	(98,938)	4,399		(810,067)
Net loss attributable to noncontrolling interest from continuing operations	(261,450)	—	(89,156)	(g)	(350,606)
Net loss attributable to noncontrolling interest from discontinued operations	(263,396)	—	—		(263,396)
NET LOSS FROM CONTINUING OPERATIONS ATTRIBUTABLE TO CONTROLLING INTEREST	(64,418)	(98,938)	93,555		(69,801)
NET LOSS FROM DISCONTINUED OPERATIONS ATTRIBUTABLE TO CONTROLLING INTEREST	(126,264)	—	—		(126,264)
NET LOSS ATTRIBUTABLE TO CONTROLLING INTEREST	$(190,682)	$(98,938)	$93,555		$(196,065)

Finance of America Companies Inc. and Subsidiaries Unaudited Pro Forma Condensed Consolidated Financial Statements (In thousands, except share data)
Exhibit 99.2

	For the year ended December 31, 2022
	Finance of America Companies Inc. and Subsidiaries as Reported	American Advisors Group as Reported	Adjustments (Note 3)		Finance of America Companies Inc. and Subsidiaries Pro Forma
EARNINGS PER SHARE
Basic weighted average shares outstanding	62,298,532				62,298,532
Basic net loss per share from continuing operations	$(1.03)				$(1.12)
Basic net loss per share	$(3.06)				$(3.15)
Diluted weighted average shares outstanding	188,236,513		19,692,990	(h)	207,929,503
Diluted net loss per share from continuing operations	$(1.58)				$(1.78)
Diluted net loss per share	$(3.12)				$(3.16)

Finance of America Companies Inc. and Subsidiaries Notes to Unaudited Pro Forma Condensed Consolidated Financial Statements
Exhibit 99.2

1.Basis of Presentation
The unaudited pro forma condensed consolidated financial statements are based on the historical condensed consolidated financial statements of the Company as adjusted to give effect to the AAG Transaction. The unaudited pro forma condensed consolidated statements of operations for the six months ended June 30, 2023 and the year ended December 31, 2022 give effect to the AAG Transaction as if it had been completed on January 1, 2022. The adjustments for the AAG Transaction are based on available information and certain assumptions that management believes are reasonable. Actual future results may be different than what is presented in these unaudited pro forma condensed consolidated financial statements.

2.     Pro Forma Adjustments to Condensed Consolidated Statement of Operations for the six months ended June 30, 2023

(a)    Represents a reclassification of interest income and expense associated with home equity conversion mortgage ("HECM") loans and home equity conversion mortgage-backed securities ("HMBS") on AAG/Bloom's historical statement of operations into "Net fair value gains on loans and related obligations" to conform to the Company's condensed consolidated statement of operations presentation.

(b)    Represents $1.9 million in severance cost recorded at AAG/Bloom related to assets or operations not acquired by the Company.

(c)    Represents a reclassification of marketing expense, depreciation and amortization expense, and certain other operating expenses on AAG/Bloom's historical statement of operations into "General and administrative expenses" to conform to the Company's condensed consolidated statement of operations presentation. Additionally, there was $0.7 million of other operating expenses on AAG/Bloom's historical statement of operations that was reclassified into "Occupancy, equipment rentals, and other office related expenses" to conform to the Company's condensed consolidated statement of operations presentation.

(d)    The Company’s estimated effective tax rate (“ETR”) under ASC 740-270, Interim Reporting, for the period of 0.41% was applied to the AAG/Bloom historical activity. The Company’s ETR differs from the statutory federal rate of 21% primarily as a result of the controlling interest share subject to taxation and the existence of a valuation allowance, limiting the tax benefit the Company can recognize.

(e)    Represents the noncontrolling interest's share of AAG/Bloom's net loss and related pro forma adjustments and the change in ownership percentage of the Company held by the noncontrolling interest as a result of the issuance of Class A LLC units as part of the AAG Transaction.

(f)    The Exchange Agreement allows for the exchange of Class A LLC Units held by Equity Capital Unitholders, representing the noncontrolling interest, on a one-for-one basis for shares of Class A Common Stock in Finance of America Companies Inc. A pro forma adjustment of 9,683,293 weighted average Class A LLC Units outstanding for the six months ended June 30, 2023, representing the weighted average impact of the Class A LLC Units issued to AAG/Bloom as part of the AAG Transaction, has not been made as they were determined to be anti-dilutive under the if-converted method and have been excluded from the computation of diluted loss per share.

3. Pro Forma Adjustments to Condensed Consolidated Statement of Operations for the year ended December 31, 2022

(a)    Represents a reclassification of interest income and expense associated with HECM loans and HMBS on AAG/Bloom's historical statement of operation into "Net fair value gains on loans and related

Finance of America Companies Inc. and Subsidiaries Notes to Unaudited Pro Forma Condensed Consolidated Financial Statements
Exhibit 99.2
obligations" to conform to the Company's condensed consolidated statement of operations presentation.

(b)    Represents $2.9 million in personnel expenses recorded in AAG/Bloom's historical financial statements related to AAG/Bloom's consolidated variable interest in Bettercare Insurance Services ("BCIS") which was not acquired by the Company.

(c)    Represents a reclassification of marketing expense, depreciation and amortization expense, and certain other operating expenses on AAG/Bloom's historical statement of operations into "General and administrative expenses" to conform to the Company's condensed consolidated statement of operations presentation. Additionally, there was $4.3 million of other operating expenses less $0.2 million of rent expense related to BCIS on AAG/Bloom's historical statement of operations that was reclassified into "Occupancy, equipment rentals, and other office related expenses" to conform to the Company's condensed consolidated statement of operations presentation.

(d)    In addition to the reclassification described in "(c)" above, the amount represents a $4.4 million reduction in general and administrative expense related to BCIS, a $2.2 million reduction for certain fixed asset and goodwill impairments, and a $9.5 million reduction in certain expenses related to indemnification provisions of agreements which were not assumed by the Company.

(e)    Represents $2.9 million in income related to BCIS, which was not acquired by the Company.

(f)    Pre-acquisition, AAG/Bloom's operations were contained within a corporate tax-paying entity. When included in the Company's operating structure the results are contained within FOAEC, a pass-through entity. Thus, given the difference in tax profiles, the historical AAG/Bloom taxes have been removed. FOAEC allocates a pro-rata share of income or loss to the Company, a corporate taxpayer. However, given the historical valuation allowance maintained by the Company, and the parity between book and tax for AAG/Bloom's operations, no incremental taxes are required.

(g)    Represents the noncontrolling interest's share of AAG/Bloom's net loss and related pro forma adjustments and the change in ownership percentage of the Company held by the noncontrolling interest as a result of the issuance of Class A LLC units as part of the AAG Transaction.

(h)    Represents the issuance of Class A LLC units to AAG/Bloom as part of the AAG Transaction.